U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported): November 16, 2004

                         5G WIRELESS COMMUNICATIONS, INC.
                (Exact Name of Registrant as Specified in Its Charter)

          Nevada                        0-30448                 20-0420885
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

      4136 Del Rey Avenue, Marina Del Rey, California             90292
         (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code:  (310) 448-8022



           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
      2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
      4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 22, 2004, the Registrant entered into a subscription agreement with Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP whereby these investors are purchasing $2,000,000 in convertible notes, with warrants to purchase up to an additional $5,600,000 in common stock of the Registrant. The initial $1,000,000 investment has been received by the Registrant with the next $1,000,000 to be received upon the effective date of a registration statement to be filed with the Securities and Exchange Commission for the shares to be issued on conversion, or once the company is able to issue equity securities that are exempt from resale registration requirements following the conversion of the Registrant into a business development company, whichever is earlier.

     Under the subscription agreement, the promissory notes are convertible into restricted shares of common stock of the Registrant at a price per share equal to the lesser of 75% of an average of the lowest five-day bid prices for the shares during a ninety day look back period, or $0.05 per share.

     On November 16, 2004, the Registrant issued restricted shares of common stock as a partial conversion of the first $1,000,000 convertible note described above, as follows:

Name of Recipient             Number of Shares                Value

Longview Fund, LP             1,234,568                       $10,000
Longview Equity Fund, LP      1,234,568                       $10,000
Longview International
Equity Fund, LP                 617,284                       $ 5,000

Total                         3,086,420                       $25,000

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: November 23, 2004               By: /s/ Don Boudewyn
                                       Don Boudewyn, Secretary


                                EXHIBIT INDEX

Number                  Description

4 Subscription Agreement between 5G Wireless Communications, Inc., on the one hand, and Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP, on the other hand, dated September 22, 2004 (including the following items: Exhibit A1: Form of Class A Warrant; Exhibit A2: Form of Class B Warrant; Exhibit B: Funds Escrow Agreement; Exhibit E: Shares Escrow Agreement; Exhibit F: Form of Limited Standstill Agreement; Exhibit G:
       Security Agreement; and Exhibit H: Collateral Agent Agreement) (not including the following items: Attachment 1: Disclosure Schedule; Exhibit C: Form of Legal Opinion; Exhibit D: Form of Public Announcement on Form 8-K;
       Schedule 5(d): Additional Issuances; Schedule 5(q):
       Undisclosed Liabilities; Schedule 5(s): Capitalization;
       Schedule 9(e) Use of Proceeds; Schedule 9(q): Limited Standstill Providers; and Schedule 11.1: Other Securities to be Registered) (incorporated by reference to Exhibit 4 of the Form 8-K filed on September 30, 2004).